UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2012

SAFE DYNAMICS CORP
(Exact name of Registrant as specified in charter)

Nevada	333-176798	41-2281448
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1st Avenue, Parque Lefevre, House #80
Panama City, Panama
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(+011) (+507) 224-9709

26 HaShloasha Street
Bnei Brak 51363, Israel
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01

CHANGES IN CONTROL OF REGISTRANT

On October 19, 2012, Mr. Claudio Ferrer acquired an aggregate of 3,000,000 shares of common stock of the Registrant; of which 1,500,000 shares were purchased from Yitzchak Socolovsky and 1,500,000 shares were purchased from Akiva Shonfeld.  Both purchases were made in private transactions not involving the Registrant pursuant to Section 4(1) of the Securities Act of 1933, as amended.

Subsequent to the transactions, Mr. Ferrer became the majority shareholder of the Registrant, owning approximately 54.5% of the Registrant’s issued and outstanding common stock.  Yitzchak Socolovsky and Akiva Shonfeld are no longer principal shareholders of the Registrant.

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

On October 19, 2012, the Registrant’s Board of Directors appointed Claudio Nunez Ferrer as a Director to fill a vacancy on the board.

On October 19, 2012, Yitzchak Socolovsky submitted his resignation as President and Director of the Registrant.

On October 19, 2012, Akiva Shonfeld submitted her resignation as Secretary and Director of the Registrant.

On May 6, 2012, the Board of Directors of the Registrant elected Mr. Ferrer to fill the vacancy in the offices of President, Secretary and Treasurer of the Registrant.  From May 2005 to April 2008 Mr. Ferrer was employed with DELL Panama. He worked in the technical support and customer support divisions. From Nov 2008 to Dec 2009 Mr. Ferrer worked with HSBC of Panama in the customer support division with Visa and MC hardware. From Nov. 2010 to July 2011 Mr. Ferrer was the equipment specialist at Sitel (Samsung) Panama. He was the specialist responsible for all Samsung products support. From Nov 2011 to Sept 2012 he was employed with Hewlett Packard of Panama and was in charge of the technical support division specifically monitoring clients’ servers.

There are no family relationships among any of current or former directors or executive officers.

Mr. Ferrer has not had any material direct or indirect interest in any of the Registrant’s transactions or proposed transactions over the last two years.

At this time, the Registrant has no specific compensation arrangements with Mr. Ferrer.

ITEM 8.01

OTHER EVENTS

Following the transactions described above, our corporate offices have been moved. Our new office address is 1st Avenue, Parque Lefevre, House #80, Panama City, Panama.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE DYNAMICS CORP
(Registrant)

Signature	Title	Date

/s/ Claudio Ferrer	Chief Executive Officer	October 22, 2012
Claudio Ferrer

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